                            WEITZ SERIES FUND, INC.

                               HICKORY PORTFOLIO

                                  A N N U A L

                                  R E P O R T

                                 MARCH 31, 1999

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

The following table summarizes performance information for the fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the fund for the one and five year periods ended March 31, 1999, and for the period since inception, calculated in accordance with SEC standardized formulas.

                                                                       DIFFERENCE
           PERIOD ENDED             HICKORY FUND     S&P 500     HICKORY FUND -- S&P 500
----------------------------------  -------------  -----------  -------------------------

Mar. 31, 1999 (3 months)                    9.6%          5.0%                4.6%

Dec. 31, 1998                              33.0          28.6                 4.4

Dec. 31, 1997                              39.2          33.4                 5.8

Dec. 31, 1996                              35.4          22.9                12.5

Dec. 31, 1995                              40.5          37.5                 3.0

Dec. 31, 1994                             -17.3           1.3               -18.6

Dec. 31, 1993 (9 months)                   20.3           5.5                14.8

Since Inception (April 1, 1993)
 Cumulative                               283.5         225.1                58.4

Compound Annual
 Average Return                            25.1          21.7                 3.4

The portfolio's average annual total return for the one and five years ended March 31, 1999, and for the period since inception (April 1, 1993) was 17.4%, 28.4% and 25.1%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO

The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Hickory Portfolio (April 1, 1993) through March 31, 1999, as compared with the growth of the Standard & Poor's 500 Index during the same period. The Standard & Poor's Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Portfolio on April 1, 1993, would have been valued at $95,887 on March 31, 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                HICKORY PORTFOLIO        S&P 500
1-Apr-93                       $25,000     $25,000
Apr-93                         $22,905     $24,396
May-93                         $24,000     $25,046
Jun-93                         $24,152     $25,119
Jul-93                         $24,872     $25,018
Aug-93                         $26,801     $25,965
Sep-93                         $27,001     $25,765
Oct-93                         $28,757     $26,298
Nov-93                         $27,860     $26,048
Dec-93                         $30,067     $26,363
Jan-94                         $29,605     $27,258
Feb-94                         $29,119     $26,519
Mar-94                         $27,527     $25,364
Apr-94                         $27,265     $25,690
May-94                         $27,516     $26,110
Jun-94                         $26,197     $25,470
Jul-94                         $26,038     $26,306
Aug-94                         $27,590     $27,382
Sep-94                         $27,297     $26,714
Oct-94                         $26,947     $27,312
Nov-94                         $25,452     $26,318
Dec-94                         $24,869     $26,708
Jan-95                         $24,968     $27,400
Feb-95                         $25,999     $28,466
Mar-95                         $26,378     $29,305
Apr-95                         $26,307     $30,167
May-95                         $27,764     $31,370
Jun-95                         $29,583     $32,098
Jul-95                         $31,215     $33,162
Aug-95                         $33,361     $33,244
Sep-95                         $34,777     $34,647
Oct-95                         $33,309     $34,523
Nov-95                         $34,336     $36,037
Dec-95                         $34,932     $36,731
Jan-96                         $36,745     $37,979
Feb-96                         $37,212     $38,332
Mar-96                         $37,083     $38,701
Apr-96                         $37,913     $39,271
May-96                         $39,878     $40,282
Jun-96                         $40,846     $40,435
Jul-96                         $37,536     $38,650
Aug-96                         $40,117     $39,466
Sep-96                         $42,189     $41,685
Oct-96                         $42,857     $42,834
Nov-96                         $44,915     $46,069
Dec-96                         $47,281     $45,156
Jan-97                         $48,987     $47,976
Feb-97                         $50,153     $48,352
Mar-97                         $47,530     $46,369
Apr-97                         $47,615     $49,135
May-97                         $54,306     $52,124
Jun-97                         $55,237     $54,458
Jul-97                         $57,395     $58,790
Aug-97                         $58,096     $55,499
Sep-97                         $62,047     $58,536
Oct-97                         $62,877     $56,584
Nov-97                         $62,141     $59,201
Dec-97                         $65,803     $60,216
Jan-98                         $67,763     $60,882
Feb-98                         $71,394     $65,270
Mar-98                         $81,664     $68,610
Apr-98                         $88,465     $69,300
May-98                         $85,283     $68,110
Jun-98                         $89,485     $70,874
Jul-98                         $90,988     $70,121
Aug-98                         $80,006     $59,993
Sep-98                         $75,548     $63,837
Oct-98                         $76,215     $69,025
Nov-98                         $81,957     $73,206
Dec-98                         $87,522     $77,422
Jan-99                         $90,666     $80,658
Feb-99                         $91,426     $78,152
Mar-99                         $95,887     $81,278

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                 SINCE INCEPTION
                                                       1-YEAR       5-YEARS      (APRIL 1, 1993)
                                                     -----------  -----------  -------------------
HICKORY PORTFOLIO..................................        17.4%        28.4%            25.1%
Standard & Poor's 500 Index........................        18.5%        26.2%            21.7%

This information represents past performance of the Hickory Portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                         MARCH 31, 1999 - ANNUAL REPORT

                                                                   April 2, 1999

Dear Fellow Shareholder:

      The first quarter of 1999 was a good one for our investments. Hickory's total return was 9.6%, significantly higher than the S&P 500's total return (including reinvested dividends) of 5.0%. Over the last twelve months, Hickory's total return was 17.4%, while the S&P 500's total return was 18.5%. According to Lipper, the average growth mutual fund had a total return of 13.6% over the same twelve month period.

REVIEW AND OUTLOOK

      In the first quarter the stock market experienced a continuation of its recent trends -- large cap stocks did well (particularly the stocks of technology, internet, and other growth companies), while most other small and mid cap stocks continued to struggle. This trend is illustrated by the dismal recent results of the Russell 2000, the most commonly used index of small companies. Including reinvested dividends, the Russell 2000 had a total return of -5.4% in the first quarter, and -16.2% over the past year.

      Given this environment, I think we should be quite satisfied with Hickory's performance thus far in 1999. Our investment style -- buying growing value, priced at a discount -- has led us away from the kinds of stocks that have tended to do well recently. This is particularly true since we often find these opportunities among smaller, less well known companies. More importantly, I remain optimistic about the future prospects for our investments. This optimism is based both on my analysis of overall market trends and on the specific investments I am finding for Hickory. The rest of this letter will discuss both of these points.

      When evaluating a potential stock investment, I look for evidence that the stock is cheap and that it is out of favor. When these disciplines are applied to the universe of small capitalization stocks, I believe one can make a compelling case for focusing equity investments on smaller cap stocks. First, relative to the overall market, small cap stocks look very inexpensive. One small cap proxy often used by market analysts is the T. Rowe Price New Horizons Fund, one of the oldest small cap mutual funds. The average price to earnings ratio ("P/E") of the New Horizons Fund relative to the S&P 500 has been published for almost 40 years, and has mostly ranged between 1.0 and 2.0. In other words, the P/E ratio of the typical New Horizons stock has tended to be somewhere between the P/E of the S&P 500 and twice the P/E of the S&P 500. This comparative statistic recently hit an all-time low of 0.74, fully 16 percent lower than the previous low of 0.94. This suggests that small cap stocks are as inexpensive as they have been relative to the overall market in almost 40 years.

      Anecdotal evidence that small cap stocks are out of favor is also abundant. A major business magazine recently ran a story suggesting that small cap stocks may NEVER return to favor. Many small cap mutual funds are experiencing net redemptions as investors move money to sectors that are generating higher returns. Academics are even changing their minds about the relative attractiveness of small cap stocks. A few years ago it was generally accepted that small cap stocks generated higher returns over long periods of time. Because of recent underperformance, the superiority of small cap stocks is now being questioned. However, this change of heart seems particularly ironic -- small cap stocks have often had periods of underperformance in the past, and have always recovered. To give up now seems sort of like assuming winter will never end because there is still snow on the ground. Given all of this negative thinking about the sector, it seems that the environment may be right for small cap stocks to begin outperforming relative to the overall stock market.

      However, this evidence that small cap stocks are RELATIVELY inexpensive should not give you much comfort. As I have tried to make clear many times in previous letters, I try to invest in companies that have good long-term prospects and are ABSOLUTELY cheap. Small cap stocks will not be an attractive long-term investment if they are merely inexpensive relative to grossly overvalued large cap stocks. Nevertheless, I am comfortable that many stocks of attractive companies are undervalued, and I continue to identify and own stocks that meet my criteria. Some examples should help illustrate this point.

      Consolidated Stores is a relatively new investment for Hickory. Consolidated is a retailer whose main line of business is close-out merchandise, operating under the Big Lots and MacFrugal's brand names. I believe close-out retailing is business where scale is a significant advantage, and, with the purchase of MacFrugal's last year, Consolidated is by far the largest company in the business. The company buys excess inventory from a wide variety of manufacturers, selling this merchandise from a network of over 1000 stores across the country at deeply discounted prices. Historically, the company has performed quite well, generating rapid growth in sales and earnings per share. This past year was a disappointment, as operational issues have hindered results. However, I believe these are indeed short term issues and have been more than fully reflected in the stock price, which was as high as $50 per share at the end of 1997 and dropped into the teens this past winter. While the stock has recovered somewhat from its low, I continue to think that it is attractive relative to its earnings potential, growth rate, and ability to generate free cashflow.

      American Classic Voyages operates two cruise lines. Delta Queen Steamboats travel up and down the Mississippi River and related waterways and American Hawaii Cruises is the only cruise operator in the Hawaiian Islands. Neither business faces direct competition. I believe American Classic has an excellent position in an attractive industry. Cruising is business that has shown good growth in the past because it offers an attractive leisure experience to a growing segment of the population -- upscale seniors. Because American Classic has quasi-monopolies it is well positioned to take advantage of this growth. The company is currently pursuing an exclusive opportunity to build a series of new ships for the Hawaiian market. If successful, this effort will increase the company's passenger capacity, revenue, and profit potential many times over the next several years. American Classic was a particularly attractive stock last fall when Hickory's position was purchased because we were, in effect, paying a fair price for the existing business and getting the new growth opportunities for free. Although the stock has risen somewhat since then, I believe the stock is just as attractive today because of the progress the company has continued to make.

      Harrah's Entertainment operates casinos and related hotels. The company's strategy has been to operate attractive properties in as many markets as possible. Instead of trying to build the newest and fanciest casinos, Harrah's offers great service and uses sophisticated marketing programs to attract customers. While I do not particularly enjoy gambling myself (I get quite enough excitement in the stock market, where I find the odds to be much more in my favor), I have long felt that a properly run casino should be an excellent business. Lately the entire industry has been out of favor with Wall Street because investors fear that too many new casinos have recently been built. In this environment Harrah's strategy seems particularly appropriate, yet its stock has suffered just as much as others in the industry. The stock is inexpensive relative to current earnings and looks particularly attractive relative to the free cashflow that is expected beginning next year.

      In summary, I am quite optimistic about Hickory's prospects. I am finding attractive companies to buy at attractive prices. The difficult environment for small and mid cap value investing that we have been experiencing has left these stocks priced quite cheaply compared to their larger cousins. As always, I cannot predict when the environment will change, but I remain comfortable that eventual change is inevitable.

SHAREHOLDER INFORMATION MEETING -- MAY 26

      Please plan to join us on WEDNESDAY, MAY 26 for our Shareholder Information Meeting at 4:30 p.m. AT THE OMAHA MARRIOTT. There will be no formal business to conduct, so we will be able to spend the entire time discussing investments. Because of the number of new shareholders, we do not know how many people to expect, so PLEASE send back the reply card which came with your newsletter or call our receptionist to let us know you are coming (no need to do both, or we'll have a very large, half-empty room).

      As always, I appreciate your support.

                                                          Sincerely,

                                                          /s/ Richard F. Lawson

                                                          Richard F. Lawson
                                                          Portfolio Manager

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO

                                SHAREHOLDER VOTE

      On October 6, 1998, a special meeting of the shareholders of Weitz Series Fund, Inc. (The "Fund"), consisting of the Hickory Portfolio, Value Portfolio, Fixed Income Portfolio, and the Government Money Market Portfolio was held at which the following proposal was approved by the shareholders:

      PROPOSAL 1: AMENDMENT OF ARTICLE 5 OF THE FUND'S ARTICLES OF INCORPORATION

    FOR       AGAINST/WITHHELD  ABSTAIN/BROKER NON-VOTES
------------  ----------------  ------------------------
 28,480,468       1,035,425               536,225

                    ----------------------------------------

                                YEAR 2000 UPDATE

      Wallace R. Weitz & Company ("Weitz"), investment adviser and administrator for the Weitz Funds has developed a plan to address whether its systems will operate correctly after December 31, 1999. The plan has been reviewed by Weitz's management and by the Board of Directors of Weitz Series Fund, Inc. and Weitz Partners, Inc. Weitz has assigned one employee to take the lead on Year 2000 issues and is also working with a consulting firm to assist in the remediation of hardware and software systems. Regular reports are made to the Board of Directors. Weitz has agreed to commit the resources necessary to address the Year 2000 issue.

      Weitz's local area network is comprised of a single file server, two application servers, and individual workstations with desktop machines, related peripherals and software developed by third parties. Such software is a combination of off-the-shelf applications and accounting or industry specific applications developed by third party vendors. Weitz has no internally developed or modified software applications. Due to the recent growth of the Weitz Funds, Weitz has replaced or expanded the majority of its network. These changes have all been effected with Year 2000 compliance issues in mind. Weitz has been in communication with critical third party service providers who have provided assurances to us that they are either Year 2000 compliant or are in the final stages of testing. As Weitz investigates certain possible changes in third party service providers, we intend to make Year 2000 inquiries and obtain assurances about the Year 2000 readiness of such providers.

      With respect to the companies in which the Weitz Funds invest, Weitz intends to review the disclosure included in regular filings with the Securities and Exchange Commission for certain of those companies in which the funds have a significant investment. In addition, Weitz receives and will continue to receive Y2K readiness information from securities analysts and from certain of the issuing companies themselves. Such information is reviewed as it becomes available. Weitz and the Weitz Funds have no reason to believe that these steps will not be sufficient to avoid any material adverse impact on the Funds, although there can be no assurance of this.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 MARCH 31, 1999

   SHARES
  OR UNITS                                                                       COST                VALUE
------------                                                                 -------------       -------------
               COMMON STOCKS -- 86.6%
               AUTO SERVICES -- 2.2%
   1,181,000   Insurance Auto Auctions, Inc.*                                $  15,403,823       $  14,319,625
                                                                             -------------       -------------

               CABLE TELEVISION -- 7.9%
     181,900   Adelphia Communications Corp. CL A*                               4,350,681          11,459,700
     838,000   Century Communications Corp. CL A*                               13,057,323          38,914,625
                                                                             -------------       -------------
                                                                                17,408,004          50,374,325
                                                                             -------------       -------------
               CONSUMER PRODUCTS AND SERVICES -- 4.5%
   1,364,400   American Classic Voyages Co.*                                    19,196,717          22,171,500
     173,200   Premier Parks, Inc.*                                              2,726,637           6,451,700
                                                                             -------------       -------------
                                                                                21,923,354          28,623,200
                                                                             -------------       -------------
               DIVERSIFIED INDUSTRIES -- 0.5%
      49,900   Lynch Corp.*                                                      4,537,673           3,517,950
                                                                             -------------       -------------

               FINANCIAL GUARANTEE INSURANCE -- 3.9%
     540,000   The PMI Group, Inc.                                              23,132,333          25,042,500
                                                                             -------------       -------------

               FINANCIAL SERVICES -- 14.9%
     845,700   Allied Capital Corp.                                             14,509,567          15,539,738
         260   Berkshire Hathaway, Inc. CL A*                                   19,238,600          18,564,000
     129,000   Capital One Financial Corp.                                       9,274,530          19,479,000
   4,983,600   Imperial Credit Industries, Inc.*                                76,714,986          36,442,575
   1,226,000   United Panam Financial Corp.*                                    11,284,534           4,904,000
                                                                             -------------       -------------
                                                                               131,022,217          94,929,313
                                                                             -------------       -------------
               HEALTH CARE -- 1.0%
     393,900   Lab Holdings, Inc.                                                7,710,952           6,548,588
                                                                             -------------       -------------

               INFORMATION SERVICES -- 4.7%
   1,259,000   Data Transmission Network Corp.*                                 35,565,066          30,058,625
                                                                             -------------       -------------

               LODGING AND GAMING -- 3.2%
   1,063,500   Harrah's Entertainment, Inc.*                                    15,692,726          20,272,969
                                                                             -------------       -------------

               MEDIA AND ENTERTAINMENT -- 11.4%
     668,200   AT&T Corp -- Liberty Media Group A*                              23,358,081          35,164,025
     732,700   Valassis Communications, Inc.*                                   25,565,988          37,917,225
                                                                             -------------       -------------
                                                                                48,924,069          73,081,250
                                                                             -------------       -------------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                       COST                VALUE
------------                                                                 -------------       -------------
               MORTGAGE BANKING -- 4.5%
     777,100   New Century Financial Corp.*                                  $   7,757,301       $   9,228,062
   1,492,500   Resource Bancshares Mtg. Grp., Inc.                              22,846,411          19,215,938
                                                                             -------------       -------------
                                                                                30,603,712          28,444,000
                                                                             -------------       -------------
               OIL AND GAS DRILLING -- 2.7%
     995,000   Noble Drilling Corp.*                                            12,525,538          17,225,937
                                                                             -------------       -------------

               REAL ESTATE AND CONSTRUCTION -- 0.6%
     147,200   Forest City Enterprises, Inc. CL A                                3,882,144           3,560,400
                                                                             -------------       -------------

               REAL ESTATE INVESTMENT TRUSTS -- 5.5%
   2,008,850   Dynex Capital, Inc.                                              13,469,492           6,654,316
     879,332   Fortress Investment Corp.                                        16,612,841          14,948,644
     222,600   Hanover Capital Mortgage Holdings, Inc.                           3,555,031             987,787
      25,000   Healthcare Financial Partners Units**                             2,500,000           2,500,000
     615,800   Impac Mortgage Holdings, Inc.                                     9,121,609           3,079,000
     520,000   NovaStar Financial, Inc.                                          9,356,282           3,185,000
     220,000   Redwood Trust, Inc.                                               4,964,258           3,520,000
                                                                             -------------       -------------
                                                                                59,579,513          34,874,747
                                                                             -------------       -------------
               RETAIL DISCOUNT -- 4.6%
     961,500   Consolidated Stores Corp.*                                       18,925,844          29,145,469
                                                                             -------------       -------------

               TELECOMMUNICATIONS SERVICES -- 12.8%
     112,000   Cellular Communications of Puerto Rico*                             844,374           3,024,000
     400,844   Centennial Cellular Corp. CL A*                                   4,773,372          18,939,879
       1,500   East/West Communications, Inc.*                                         225               2,625
   1,064,600   Telephone and Data Systems, Inc.                                 42,628,141          60,016,825
                                                                             -------------       -------------
                                                                                48,246,112          81,983,329
                                                                             -------------       -------------

               MISCELLANEOUS SECURITIES -- 1.7%                                 10,067,799          11,370,212
                                                                             -------------       -------------
                       Total Common Stocks                                     505,150,879         553,372,439
                                                                             -------------       -------------

               WARRANTS -- 0.0%
     424,300   Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00             1,248,753              66,318
     260,000   NovaStar Financial, Inc., Expiring 2/03/01                        1,688,775              97,500
                                                                             -------------       -------------
                       Total Warrants                                            2,937,528             163,818
                                                                             -------------       -------------

               CONVERTIBLE PREFERRED STOCKS -- 1.0%
     871,429   NovaStar Financial, Inc. 7% Pfd. Class B Cumulative               6,100,003           6,100,003
                                                                             -------------       -------------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    FACE                                                                         COST                VALUE
   AMOUNT                                                                    -------------       -------------
------------
               SHORT-TERM SECURITIES -- 12.4%
 $14,411,545   Norwest U.S. Government Money Market Fund                     $  14,411,545       $  14,411,545
  15,000,000   Fannie Mae Discount Note 4/01/99                                 15,000,000          15,000,000
  50,000,000   Freddie Mac Discount Note 4/15/99                                49,908,222          49,906,850
                                                                             -------------       -------------
                                                                                79,319,767          79,318,395
                                                                             -------------       -------------
                       Total Investments in Securities                       $ 593,508,177         638,954,655
                                                                             -------------       -------------
                                                                             -------------
               Other Liabilities in Excess of Other Assets -- (0.0%)                                  (192,078)
                                                                                                 -------------
                       Total Net Assets -- 100%                                                  $ 638,762,577
                                                                                                 -------------
                                                                                                 -------------
                       Net Asset Value Per Share                                                 $      33.942
                                                                                                 -------------
                                                                                                 -------------

 * Non-income producing

** Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1999

Assets:
    Investment in securities at value (cost $593,508,177)                         $638,954,655
    Cash                                                                               992,672
    Accrued interest and dividends receivable                                          574,288
    Receivable for securities sold                                                     182,000
                                                                                  ------------
            Total assets                                                           640,703,615
                                                                                  ------------

Liabilities:
    Due to adviser                                                                     615,745
    Payable for securities purchased                                                 1,129,433
    Other expenses                                                                     195,860
                                                                                  ------------
            Total liabilities                                                        1,941,038
                                                                                  ------------

Net assets applicable to outstanding capital stock                                $638,762,577
                                                                                  ------------
                                                                                  ------------

Net assets represented by:
    Capital stock outstanding, at par (note 4)                                          18,819
    Additional paid-in capital                                                     582,385,299
    Accumulated undistributed net investment income                                    227,631
    Accumulated undistributed net realized gains                                    10,684,350
    Net unrealized appreciation of investments (note 5)                             45,446,478
                                                                                  ------------

            Total representing net assets applicable to shares outstanding        $638,762,577
                                                                                  ------------
                                                                                  ------------

Net asset value per share of outstanding capital stock
 (18,819,430 shares outstanding)                                                  $     33.942
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                            STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 1999

Investment income:
    Dividends                                                                     $ 3,161,441
    Interest                                                                        3,899,318
                                                                                  -----------
            Total investment income                                                 7,060,759
                                                                                  -----------

Expenses (note 3):
    Investment advisory fee                                                         3,943,194
    Administrative fee                                                                714,715
    Directors fees                                                                      6,373
    Other expenses                                                                    494,387
                                                                                  -----------
            Total expenses                                                          5,158,669
                                                                                  -----------

            Net investment income                                                   1,902,090
                                                                                  -----------

Realized and unrealized gain on investments:
    Net realized gain on investments                                               10,684,350
    Net unrealized appreciation of investments                                     32,799,309
                                                                                  -----------
            Net realized and unrealized gain on investments                        43,483,659
                                                                                  -----------
            Net increase in net assets resulting from operations                  $45,385,749
                                                                                  -----------
                                                                                  -----------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED MARCH 31,
                                                                                          1999           1998
                                                                                     --------------  -------------
Increase (decrease) in net assets:
    From operations:
        Net investment income (loss)                                                 $    1,902,090  $     (25,460)
        Net realized gain                                                                10,684,350      1,995,094
        Net unrealized appreciation                                                      32,799,309     10,256,171
                                                                                     --------------  -------------
            Net increase in net assets resulting from operations                         45,385,749     12,225,805
                                                                                     --------------  -------------

    Distributions to shareholders from:
        Net investment income                                                            (1,674,459)       (54,656)
        Net realized gains                                                               (1,159,994)    (1,462,058)
                                                                                     --------------  -------------
            Total distributions                                                          (2,834,453)    (1,516,714)
                                                                                     --------------  -------------

    Capital share transactions (note 4):
        Proceeds from sales                                                             744,508,477     23,078,046
        Payments for redemptions                                                       (195,010,810)    (3,086,396)
        Reinvestment of distributions                                                     2,385,501      1,406,036
                                                                                     --------------  -------------
            Total increase from capital share transactions                              551,883,168     21,397,686
                                                                                     --------------  -------------
            Total increase in net assets                                                594,434,464     32,106,777
                                                                                     --------------  -------------

Net assets:
    Beginning of period                                                                  44,328,113     12,221,336
                                                                                     --------------  -------------

    End of period                                                                    $  638,762,577  $  44,328,113
                                                                                     --------------  -------------
                                                                                     --------------  -------------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following information provides selected data for a share of the Hickory Portfolio outstanding throughout the periods indicated.

                                                           YEAR ENDED MARCH 31,
                                          -------------------------------------------------------
                                            1999       1998         1997       1996++      1995
                                          ---------   -------    ----------  ----------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $   29.41   $ 18.90    $    15.56  $    11.26  $  12.23
                                          ---------   -------    ----------  ----------  --------

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss)                 0.11     (0.01)         0.05          --     (0.01)
  Net gains or losses on securities
   (realized and unrealized)                   4.96     12.50          4.33        4.50     (0.51)
                                          ---------   -------    ----------  ----------  --------
  Total from investment operations             5.07     12.49          4.38        4.50     (0.52)
                                          ---------   -------    ----------  ----------  --------

LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.10)    (0.07)           --       (0.14)       --
  Distributions from realized gains           (0.44)    (1.91)        (1.04)      (0.06)    (0.45)
                                          ---------   -------    ----------  ----------  --------
  Total distributions                         (0.54)    (1.98)        (1.04)      (0.20)    (0.45)
                                          ---------   -------    ----------  ----------  --------

NET ASSET VALUE, END OF PERIOD            $   33.94   $ 29.41    $    18.90  $    15.56  $  11.26
                                          ---------   -------    ----------  ----------  --------
                                          ---------   -------    ----------  ----------  --------

TOTAL RETURN                                  17.4%     71.8%         28.2%       40.6%     (4.2%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000)          $ 638,763   $44,328    $   12,221  $    6,658  $  3,619

Ratio of net expenses to average net
 assets                                       1.30%     1.46%        1.50%+      1.50%+     1.50%

Ratio of net investment income (loss) to
 average net assets                           0.48%    (0.13%)        0.33%       0.02%    (0.17%)

Portfolio turnover rate                         40%       29%           28%         28%       20%

+ Absent voluntary waivers, the expense ratio would have been 1.56% for the year ended March 31, 1997, and 1.61% for the year ended March 31, 1996.
++ Calculated using average daily shares.

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1999

(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 1999, the Fund had four series: the Hickory Portfolio, the Value Portfolio, the Fixed Income Portfolio, and the Government Money Market Portfolio. The accompanying financial statements present the financial position and results of operations of the Hickory Portfolio (the "Portfolio").

    The Portfolio's investment objective is capital appreciation. The Portfolio invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2) SIGNIFICANT ACCOUNTING POLICIES

    The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

   (a) VALUATION OF INVESTMENTS

       Investments are carried at value determined using the following valuation methods:

       - Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and asked prices.

       - Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

       - The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

       - The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in accordance with procedures approved by the Fund's Board of Directors.

       When the Portfolio writes a call option, an amount equal to the premium received by the Portfolio is included in the Portfolio's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. Although no call options were written in the year ended March 31, 1999, such options are authorized.

       The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

   (b) FEDERAL INCOME TAXES

       Since the Portfolio's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolio.

   (c) SECURITY TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS

       Security transactions are accounted for on the date securities are purchased or sold (trade date). Income dividends are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

       Realized gains or losses are determined by specifically identifying the security sold.

   (d) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

    The Fund and Portfolio have retained Wallace R. Weitz & Company (the "Adviser") as their investment adviser. In addition, the Fund has an agreement with Weitz Securities, Inc. to act as distributor for the Portfolio's shares. Certain officers and directors of the Fund are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1% per annum of the Portfolio's average daily net asset value. The Adviser has agreed to reimburse the Portfolio up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Portfolio's average daily net asset value.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the year ended March 31, 1999, the fee was calculated at an average annual rate of .18% of the Portfolio's average daily net assets.

    Weitz Securities, Inc., as distributor, received no compensation for the distribution of Portfolio shares.

(4) CAPITAL STOCK

    The Fund is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Seventy-five million of these shares have been authorized by the Board of Directors to be issued in the series designated Hickory Portfolio. The Board of Directors may authorize additional shares in other series of the Fund's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

    Transactions in the capital stock of the Portfolio are summarized as follow:

                                                                                YEAR ENDED MARCH 31,
                                                                                   1999        1998
                                                                               ------------  ---------
Transactions in shares:
  Shares issued..............................................................    23,933,433    917,276
  Shares redeemed............................................................    (6,698,624)  (128,242)
  Reinvested dividends.......................................................        77,585     71,331
                                                                               ------------  ---------
    Net increase.............................................................    17,312,394    860,365
                                                                               ------------  ---------
                                                                               ------------  ---------

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Portfolio, other than short-term securities, aggregated $607,772,639 and $130,260,424, respectively. The cost of investments for Federal income tax purposes is $593,810,209. At March 31, 1999, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $135,967,102 and $90,822,656, respectively.

(6) AFFILIATED ISSUERS

    Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's holdings in the securities of such issuers is set forth below:

                                                 NUMBER OF
                                                SHARES HELD        VALUE        DIVIDEND     REALIZED
               NAME OF ISSUER                  MARCH 31, 1999  MARCH 31, 1999    INCOME    GAINS/LOSSES
---------------------------------------------  --------------  --------------  ----------  ------------
American Classic Voyages Co..................      1,364,400    $ 22,171,500   $        0  $    562,847
Data Transmission Network Corp...............      1,259,000      30,058,625            0             0
Imperial Credit Industries, Inc..............      4,983,600      36,442,575            0             0
Insurance Auto Auctions, Inc.................      1,181,000      14,319,625            0             0
Lab Holdings, Inc............................        393,900       6,548,588      316,110             0
New Century Financial Corp...................        777,100       9,228,062            0             0
NovaStar Financial, Inc......................        520,000       3,185,000            0             0
NovaStar Financial, Inc., Warrants Expiring
  2/03/01....................................        260,000          97,500            0             0
NovaStar Financial, Inc. 7% Pfd. Class B
  Cumulative.................................        871,429       6,100,003            0             0
Resource Bancshares Mtg. Grp., Inc...........      1,492,500      19,215,938      402,090    (2,187,129)
United Panam Financial Corp..................      1,226,000       4,904,000            0    (4,686,751)
                                                               --------------  ----------  ------------
Totals                                                          $152,271,416   $  718,200  $ (6,311,033)
                                                               --------------  ----------  ------------
                                                               --------------  ----------  ------------

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders
Weitz Series Fund, Inc. -- Hickory Portfolio:

      We have audited the accompanying statement of assets and liabilities of Weitz Series Fund, Inc., -- Hickory Portfolio, including the schedule of investments in securities, as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for all years prior to April 1, 1996, were audited by other auditors whose report, dated April 17, 1996, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Weitz Series Fund, Inc. -- Hickory Portfolio as of March 31, 1999, and the results of its operations, changes in its net assets, and financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

                                          /s/ McGladrey & Pullen, LLP

New York, New York
April 15, 1999

--------------------------------------------------------------------------------
       WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Hickory Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.